1
EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
I,

Charles

D.

Knight,

Executive

Vice

President,

Chief

Financial

Officer

of

The

Cato

Corporation

(the
“Company”), certify,

pursuant to

Section 906 of

the Sarbanes-Oxley

Act of

2002, 18

U.S.C. Section 1350,
that on the date of this

Certification:
1.
the Form 10-Q

of the

Company for

the quarter

ended April

29, 2023

(the “Report”)

fully complies

with
the requirements of Section 13(a)

or 15(d) of the Securities Exchange Act

of 1934; and
2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: May 25, 2023

/s/ Charles D. Knight

Charles D. Knight

Executive Vice President

Chief Financial Officer